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                                                                    EXHIBIT 10.9

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                                 WESTLAKE GROUP


                               EVA Incentive Plan


                      PARTICIPANT'S GUIDE AND PLAN SUMMARY




                    ORIGINAL EFFECTIVE DATE: JANUARY 1, 2000
                            AMENDED: JANUARY 1, 2002
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                                  PLAN SUMMARY

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Westlake Group - EVA Incentive Plan - Summary

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                               PURPOSE & OBJECTIVE

The objective of the Westlake Group Management Incentive Plan (MIP) is to reward executives, managers and selected key employees for their contributions toward building the growth and adding to the value of the company on behalf of the shareholders and investors. The plan is designed to provide these employees with a sense of ownership and opportunity to personally benefit from the increase in value of the company, thus, aiding in attracting and retaining key employees.

                           HOW BONUSES ARE CALCULATED

TARGET BONUS PERCENTAGE: A bonus target expressed as a percentage of base pay. This is the (X) factor applied to the Bonus Multiple earned to determine the final payment. Participants will be advised of their Target Bonus Percentage by their respective Vice President/Department Head.

EVA TARGET OR EXPECTED IMPROVEMENT (EI): An EVA target will be established for each EVA Center at the start of each year. The EVA target is equal to the Expected Improvement (EI) in EVA relative to the previous year's EVA that is required to achieve a bonus payout equal to a multiple of 1X. The formula for Expected Improvement (EI) is:


                          Olefins, Vinyls & Corporate:

              EI = BEGINNING CAPITAL * 0.6% - LAST YEAR EVA * 14.7%


                              Fabricated Products:


                           EI = - LAST YEAR EVA *10.8%


                    The EVA Target for each successive period
                   is calculated using the following formula:

                         EVA TARGET = EI + LAST YEAR EVA


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Westlake Group - EVA Incentive Plan - Summary

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         BONUS MULTIPLE: Bonus Multiple is the factor applied to the Target
Bonus % to determine the Declared Bonus for the period. This is calculated by dividing the "Excess Improvement" (Actual EVA Improvement - Target EVA Improvement) by the plan Interval and adding one (one is the target or "1X" performance).

INTERVAL: The interval is the amount of EVA improvement over the target needed in order to increase the multiple to 2X, or the amount of EVA decline below the target that produces a 0X. The intervals for the various EVA Centers is summarized below:
Note:  The interval for WCC for the 2001 Plan Year only was amended to $40mm.

         o   WCC (Consolidated):   $35mm

         o   Olefins:              $30mm

         o   Vinyls & Fab          $20mm

Thus, the formula to determine the Bonus Multiple is:

                 (ACTUAL EVA IMPROVEMENT - TARGET EVA IMPROVEMENT)

BONUS MULTIPLE = ------------------------------------------------- + 1
                                    INTERVAL

         FIGURE 2 BELOW ILLUSTRATES THE IMPROVEMENT INTERVAL CONCEPT:

                                    [GRAPH]


Other Factors:

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Westlake Group - EVA Incentive Plan - Summary

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         Meeting or Exceeding Expected Improvement in EVA is the principal element of this Plan; however, the success of the company is also based upon certain Non-Financial Factors and Individual Performance Factors. These factors will be evaluated and given a weight in determining the final Declared Bonus to be granted.

NON-FINANCIAL FACTORS (NFF'S): These are Measurable factors that help drive the productivity and profitability of an EVA center and assist in building EVA. For example, safety, environmental compliance, product quality. Specific measures are determined for each factor and a method of combining these results with EVA results is developed to determine incentive compensation payments. These NFF's will be weighted up to 20% depending on the EVA Center.

INDIVIDUAL PERFORMANCE FACTORS (IPF'S): Factors that are specific to the performance and contribution of an individual which are used to modify the gross declared bonus payment to be made. This factor ranges from .80 to 1.20. For example: 20% (Gross Declared Bonus) x .90 (IPF) = 18% (Actual Declared Bonus). IPF measures include the following major criteria.

         o        Goal Attainment

         o        Personal Contribution & Effort

         o        Criticality

         o        Managerial Success Factors, including:

                     Value & Ethics            Communications Skills
                     Problem Solving           Leadership & Vision
                     People Management         HSE Commitment

EVA CENTERS: An EVA center is a business unit or function for which a specific EVA target has been established and for which NFF's have been set. The current EVA centers are outlined below. (See figure 3 for current weighting given to each element of the Bonus Calculation.)

         OLEFINS - Westlake Polymers (WPC), Westlake Petrochemical (WPT), WPT
         (WPTC), Westlake Styrene (WSC), Westlake Resources (WRC), and Westlake Polyethylene (WPE).

         VINYLS -Westlake Vinyls (WVC), Westlake PVC (WPVC), Westlake Monomers
         (WMC), and Westlake Chlor-Alkali and Olefins (CAO), Geismer (GVC).

         FABRICATED PRODUCTS - North American Pipe (NAPCO-(PVC and PE Pipe) and Westech Building Products,, North American Profiles Limited (NAPL) and North American Profiles, Inc. (NAPI).


         WESTLAKE CORPORATE GROUP - All of the above three business groups, the Westlake Chemical Corporation (WCC) and Westlake Management Services Corporation (WMS).

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Westlake Group - EVA Incentive Plan - Summary

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(Figure 3)

Incentive Plan Structure
EVA Centers and Weights
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
                                         WEIGHT = 80%                               WT = 20%          MODIFIER             100%
              ----------------------------------------------------------------    ------------    ----------------     ------------
                         EVA        SUPPORTING                     TOTAL             NON-                                  FINAL
               CORP.    CENTER       CENTER       SUPPORTING        EVA       +    FINANCIAL   X  INDIVIDUAL PERF.  =     BONUS
 GROUP        WEIGHT    WEIGHT       WEIGHT         CENTER         CENTER         FACTOR (NFF)      FACTOR (IFP)         DECLARED
----------    ------    ------    ------------   ------------    ------------     ------------    ----------------     ------------
OLEFINS*          20%       80%             --             --             100%              20%     80% to 120%                   #

VINYLS**          10%       90%             --             --             100%              20%     80% to 120%                   #

FAB**             10%       90%                        Vinyls             100%              20%     80% to 120%                   #

CORP.            100%       --              --             --             100%              --      80% to 120%                   #

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*  EVA center for Olefins is consolidated results of Olefins Segment net of inter-segment eliminations.

** EVA center for Vinyls and Fab is consolidations of Vinyls Segment results net of inter-segment elimination.

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DECLARED BONUS: A final Bonus is Declared after the EVA, NFF's and IPF's have been determined and the appropriate weightings applied.

BONUS BANKING: A system of bonus banking has been established whereby one-third of the beginning year's balance, plus the Declared Bonus for the current year will be paid as

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Westlake Group - EVA Incentive Plan - Summary

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a Bonus Payment on an annual basis. The remaining balance will be carried forward from year to year as the beginning balance for the next plan year. The total of all deferred bonus amounts is referred to as the Reserve Balance and may be paid out in the event of death, disability or retirement as described herein. The initial Bonus Bank pre-fund will be twice the target bonus. The following is an example calculation of the Bonus Bank payout:

         SAMPLE BANK:

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
                                              YEAR 1       YEAR 2       YEAR 3
                                            ----------   ----------   ----------

BEGINNING BALANCE:                                2.0x         2.0x         2.7x

DECLARED BONUS:                                   1.0x         2.0x         0.0x

TOTAL BONUS POOL:                                 3.0x         4.0x         2.7x
                                            ----------   ----------   ----------
PAYMENT RATIO:                                    33.3%        33.3%        33.3%

BONUS PAYMENT:                                    1.0x         1.3x         0.9x
                                            ----------   ----------   ----------

ENDING BALANCE:                                   2.0x         2.7x         1.8x


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Westlake Group - EVA Incentive Plan - Summary

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EXAMPLE BONUS CALCULATION:

STEP 1: CALCULATE EXPECTED IMPROVEMENT (EI)                      STEP 3: CALCULATE NON-FINANCIAL FACTOR (NFF) BONUS DECLARED
   EI = Beg Cap * 0.6% - Last Year EVA * 14.7%                      Objectives Met                                       90%
   Beginning Capital                              2,000.00       x  Target NFF Bonus %                                   20%
   EVA, Last Year                                   (20.00)                                                         -------
                                                                 =  Weighted NFF Bonus                                 0.18x
Expected Improvement                                 14.94
                                                                 STEP 4: CALC. INDIVID. PERF. FACTOR (IPF) AND FINAL BONUS DECLARED
STEP 2: CALCULATE EVA BONUS DECLARED
                                                                    EVA Bonus Declared                                 1.03x
  EVA, Last Year                                    (20.00)      +  NFF Bonus Declared                                 0.18x
  EVA, This Year                                      5.00                                                          -------
                                                  --------       =  Total Bonus Declared                               1.21x
  EVA Improvement                                    25.00       x  IPFactor (80% - 120%)                               100%
- Expected Improvement                               14.94                                                          -------
                                                  --------       =  Final Bonus Declared                               1.21x
= Excess Improvement                                 10.06
/ Interval                                           35.00       STEP 5: CALCULATE BONUS BANK PAYOUT
                                                  --------
= EI/Interval                                         0.29x         Final Bonus Declared                               1.21x
+ Add One                                             1.00x      +  Beginning Bank Balance                             2.00x
                                                  --------                                                          -------
= Bonus Multiple                                      1.29x      =  Available Balance                                  3.21x
                                                                 x  Payout %                                             33%
x Target EVA Bonus %                                    80%                                                         -------
                                                                 =  Payout From Bank                                   1.07x
= Weighted EVA Bonus                                  1.03x
                                                                    Ending Bank Balance                                2.14x

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Westlake Group - EVA Incentive Plan - Summary

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                              PLAN ADMINISTRATION:

ELIGIBILITY: Regular full-time employees as designated by the Chairman's Office.

VOLUNTARY TERMINATION: Employees who voluntarily terminate employment will forfeit any Reserve Balances amounts remaining in their individual bonus bank at the time of termination and will forfeit any bonus payments for the year in which they terminate.

INVOLUNTARY TERMINATION: Employees who are involuntarily terminated from employment will forfeit any bonus amounts remaining in their individual bonus bank at the time of termination, except for an approved reduction of force as noted below.

REDUCTION-IN-FORCE: In the event of the involuntary termination of a plan participant due solely to an approved reduction-in-force, the bonus bank beginning balance for the plan year in which the termination occurred will be paid to the employee at the time of termination based upon the base pay at the time.

DEATH: In the event of the death of plan participant, the bonus bank Reserve Balance as well as a pro rata bonus for the year in which they die, will be paid to the named beneficiary.

PERMANENT DISABILITY: In the event of the permanent disability of a plan participant, the bonus bank Reserve Balance and a pro rata bonus for the year in which they become permanently disabled, will be paid to the named beneficiary. A permanent disability will be defined as eligibility for LTD, Worker's Compensation and, or, Social Security disability, with an unlikely return to work.

TEMPORARY DISABILITY OR LEAVE WITHOUT PAY: A participant who is not on active pay status due to a temporary disability or leave of absence shall receive no new bonus declaration for the period while on inactive status, but shall receive a pro rata bonus for the year in which they become inactive.

RETIREMENT: In the event of the "normal" retirement (age 65 or older) of a plan participant, the bonus bank Reserve Balance and a pro rata bonus for the year in which they retire will be paid to the retired employee at the time of retirement.

NEW HIRES/NEW ENTRANTS: Newly hired employees or newly eligible employees will receive a bonus payment, if any, during the first year of participant on a pro rata basis. The bonus bank for new entrants will be the average beginning balance of the employee's assigned EVA Center for the plan year in which they are employed.

PRORATION: Proration for the purpose of this plan will be based upon completed months of plan participation during the period. A month will be deemed completed if the employee is hired or begins plan participation on or before the 15th of the month.

PAYOUT: Bonuses are targeted to be paid during the 1st quarter of the year following the completion of the plan year, subject to final auditing and accounting reviews. Payments will be made only to participants who are actively employed on the date

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Westlake Group - EVA Incentive Plan - Summary

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payments are made unless otherwise stated herein. (Note: Payments for the 2001
Plan Year were deferred to be paid with the 2002 Plan Year Payments.


MOVES BETWEEN BONUS UNITS: In the event a plan participant is transferred to different EVA Centers, the following will apply:

     A participant who transfers from one EVA Center to another shall have his/her Bonus Reserve transferred with them. At the time of transfer, the award shall be prorated with respect to the year in which the transfer occurs.

     YEAR ONE: In the first year of the move the participant's bonus will be weighted 50/50 between both units. (Prorated based upon the date of the transfer).

     YEAR TWO: In the second year of the move, the participant's bonus will be weighted 75% to the new unit and 25% to the original unit.

     YEAR THREE: In the third year, the bonus will be based 100% on the new unit.

TAX: Bonus payments will be subject to normal payroll withholding during the period in which the bonus is paid. Banked bonuses will not be subject to taxation until actual cash payments are made to participants.

PLAN AMENDMENTS: The Company reserves the right at any time to amend or terminate the Plan.

BENEFICIARIES: Each plan participant should declare a beneficiary(s) to receive payments in the event of the death of the participant.

NO GUARANTEE: Participation in the plan provides no guarantee that a bonus will be paid. The success of Westlake, its business units and individual employees as measured by the EVA achievement and personal contribution shall determine the extent to which Participants shall be entitled to receive bonuses. Participation in the plan is not a guarantee of continued employment.

EXCLUSION CRITERIA: Participation in the plan is not a right, but a privilege subject to annual review by the Chairman's Office.

NEGATIVE BALANCE: The entire Bonus Declared is credited to each employee's personal bonus reserve account, with one third of the balance paid out each plan year. Residual amounts, including negative balances, are banked forward to be credited or debited against future bonus amounts. Negative balances shall not be held as claims against employees who leave the company for any reason.


EVA is a trademark of:       [STERN STEWART & CO. LOGO]

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Westlake Group - EVA Incentive Plan - Summary